                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 23, 1997                              /s/  John M. Bissell
                                                      ------------------------
                                                      John M. Bissell

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 24, 1997                             /s/  John D. Boyles
                                                     ----------------------
                                                     John D. Boyles

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 22, 1997                             /s/  Richard M. DeVos, Jr.
                                                     --------------------------
                                                     Richard M. DeVos, Jr.

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 20, 1997                             /s/  James P. Hackett
                                                     -------------------------
                                                     James P. Hackett

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 22, 1997                             /s/  Erina Hanka
                                                     ----------------------
                                                     Erina Hanka

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 22, 1997                             /s/  Earl D. Holton
                                                     ------------------------
                                                     Earl D. Holton

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated: February 12, 1997                             /s/  Michael J. Jandernoa
                                                     --------------------------
                                                     Michael J. Jandernoa

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 22, 1997                             /s/  John P. Keller
                                                     ----------------------
                                                     John P. Keller

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 22, 1997                             /s/  William U. Parfet
                                                     --------------------------
                                                     William U. Parfet

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 27, 1997                             /s/  Perry A. Pierre
                                                     -----------------------
                                                     Perry A. Pierre, Ph.D.

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 3, 1997                             /s/  Robert L. Sadler
                                                     ------------------------
                                                     Robert L. Sadler

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 20, 1997                             /s/  Peter F. Secchia
                                                     -----------------------
                                                     Peter F. Secchia

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 29, 1997                             /s/  B.P. Sherwood, III
                                                     -------------------------
                                                     B.P. Sherwood, III

                                   EXHIBIT 24

                           LIMITED POWER OF ATTORNEY

                 The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ALBERT T. POTAS; B. P. SHERWOOD, III; and MARY
E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 29, 1997                             /s/  David J. Wagner
                                                     -----------------------
                                                     David J. Wagner